As filed with the Securities and Exchange Commission on November 13, 2013

Registration No. 333-187484

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 8

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

LINNCO, LLC

LINN ENERGY, LLC

(Exact name of registrant as specified in its charter)

Delaware (LinnCo, LLC)	1311	45-5166623 (LinnCo, LLC)
Delaware (Linn Energy, LLC) (State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	65-1177591 (Linn Energy, LLC) (I.R.S. Employer Identification Number)

600 Travis, Suite 5100

Houston, Texas 77002

(281) 840-4000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Candice J. Wells

600 Travis, Suite 5100

Houston, Texas 77002

(281) 840-4000

(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

With copies to:

Michael E. Dillard Sean T. Wheeler Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 (713) 546-5400	Davis O. O’Connor Vice President, General Counsel and Secretary Berry Petroleum Company 1999 Broadway, Suite 3700 Denver, Colorado 80202 (303) 999-4400	Daniel A. Neff David K. Lam Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 (212) 403-1000

Approximate date of commencement of the proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective and upon completion of the mergers described in the enclosed document.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

LinnCo, LLC—Non-accelerated filer

Linn Energy, LLC—Large accelerated filer

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share of Common Stock	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)(4)
Common shares of LinnCo, LLC	96,298,108	N/A	$2,854,551,040	$387,770

(1)	Based on (a)(i) 52,722,863 shares of Class A common stock, par value $0.01 per share, of Berry Petroleum Company (“Berry”) (“class A common shares”) outstanding as of November 12, 2013, (ii) 1,763,866 shares of Class B common stock, par value $0.01 per share, of Berry (“class B common shares” and together with the class A common shares, the “Berry common shares”) outstanding as of November 12, 2013 and (iii) 2,833,573 Berry common shares reserved for issuance upon exercise or settlement of outstanding equity-based awards under various Berry equity incentive compensation plans as of November 12, 2013 and (b) the exchange ratio of 1.68 common shares of LinnCo, LLC for each Berry common share.
(2)	Calculated pursuant to Rule 457(f)(1) and Rule 457(c) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee based on the average of the high and low prices for class A common shares (the securities to be cancelled in the transactions) as reported on the New York Stock Exchange on November 7, 2013 ($49.80 per share), multiplied by the estimated number of shares (57,320,302) that may be exchanged or converted for the securities registered.
(3)	The registration fee for the securities registered hereby has been calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended.
(4)	The total registration fee includes $360,779 that was previously paid for the registration of $2,645,001,066 of proposed maximum aggregate offering price in the filing of the Registration Statement on March 22, 2013 and $26,991 for the registration of an additional $209,549,974 of proposed aggregate offering price registered hereby.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 8 to the Registration Statement on Form S-4 (File No. 333-187484) is being filed solely to amend the Calculation of Registration Fee Table on the cover page of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.  Indemnification of Directors and Officers.

LinnCo’s limited liability company agreement provides that LinnCo will generally indemnify officers and members of LinnCo’s board of directors against all losses, claims, damages or similar events. LinnCo’s limited liability company agreement is filed as an exhibit to the registration statement. Subject to any terms, conditions or restrictions set forth in LinnCo’s limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act (the “LLC Act”) empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person from and against all claims and demands whatsoever. LinnCo has also entered into individual indemnity agreements with each of its executive officers and directors which supplement the indemnification provisions in its limited liability company agreement.

LINN’s limited liability company agreement provides that LINN will generally indemnify officers and members of LINN’s board of directors against all losses, claims, damages or similar events. LINN’s limited liability company agreement is filed as an exhibit to the registration statement. Subject to any terms, conditions or restrictions set forth in LINN’s limited liability company agreement, Section 18-108 of the LLC Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person from and against all claims and demands whatsoever. LINN has also entered into individual indemnity agreements with each of its executive officers and directors which supplement the indemnification provisions in its limited liability company agreement.

Item 21.  Exhibits and Financial Statement Schedules.

(a) Exhibits. The following is a list of Exhibits to this Registration Statement:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2013 (composite copy included in Part I as Annex A to the document included in this registration statement)

2.2	Contribution Agreement, dated February 20, 2013, by and between LinnCo, LLC and Linn Energy, LLC, as amended by Amendment No. 1 to Contribution Agreement, dated as of November 3, 2013 (composite copy included in Part I as Annex B to the document included in this registration statement)

2.3	Asset Purchase and Sale Agreement, dated as of April 3, 2013, between Linn Energy Holdings, LLC, Panther Energy, LLC and Red Willow Mid-Continent, LLC, as sellers and Mid-States Petroleum Company, Inc., as Buyer (Incorporated herein by reference to Exhibit 2.3 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed by Linn Energy, LLC on April 25, 2013)

3.1	Certificate of Formation of LinnCo, LLC, dated as of April 27, 2012 (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-182305), filed by LinnCo, LLC and Linn Energy, LLC on June 25, 2012)

3.2	Certificate of Amendment to Certificate of Formation of LinnCo, LLC (incorporated herein by reference to Exhibit 3.6 to Amendment No. 3 to Registration Statement on Form S-1 (File No. 333-182305), filed by LinnCo, LLC and Linn Energy, LLC on October 1, 2012)

3.3	Amended and Restated Limited Liability Company Agreement of LinnCo, LLC dated as of October 17, 2012 (incorporated herein by reference to Exhibit 3.1 to Current Report on Form 8-K, filed by LinnCo, LLC on October 17, 2012)

Exhibit No.	Description

3.4	Form of First Amendment to Amended and Restated Limited Liability Company Agreement of LinnCo, LLC (included in Part I as Annex C to the document included in this registration statement)

3.5	Certificate of Formation of Linn Energy Holdings, LLC (now Linn Energy, LLC) (incorporated herein by reference to Exhibit 3.1 to Registration Statement on Form S-1 (File No. 333-125501) filed by Linn Energy, LLC on June 3, 2005)

3.6	Certificate of Amendment to Certificate of Formation of Linn Energy Holdings, LLC (now Linn Energy, LLC) (incorporated herein by reference to Exhibit 3.2 to Registration Statement on Form S-1 (File No. 333-125501) filed by Linn Energy, LLC on June 3, 2005)

3.7	Third Amended and Restated Limited Liability Company Agreement of Linn Energy, LLC dated as of September 3, 2010, (incorporated herein by reference to Exhibit 3.1 to Current Report on Form 8-K, filed by Linn Energy, LLC on September 7, 2010)

3.8	Amendment No. 1, dated April 23, 2013, to Third Amended and Restated LLC Agreement of Linn Energy, LLC, dated September 3, 2010 (incorporated herein by reference to Exhibit 3.8 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed by Linn Energy, LLC on April 25, 2013)

4.1	Form of specimen unit certificate for the units of Linn Energy, LLC (incorporated herein by reference to Exhibit 4.1 to Annual Report on Form 10-K for the year ended December 31, 2005, filed by Linn Energy, LLC on May 31, 2006)

4.2	Indenture, dated as of June 27, 2008, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by Linn Energy, LLC on June 30, 2008)

4.3	Indenture, dated as of May 18, 2009, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U. S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by Linn Energy, LLC on May 18, 2009)

4.4	Indenture, dated as of April 6, 2010, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by Linn Energy, LLC on April 9, 2010)

4.5	Indenture, dated as of September 13, 2010, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by Linn Energy, LLC on September 13, 2010)

4.6	Indenture, dated as of May 13, 2011, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by Linn Energy, LLC on May 16, 2011)

4.7	Indenture, dated as of March 2, 2012, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U. S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by Linn Energy, LLC on March 2, 2012)

4.8	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of June 27, 2008, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on July 29, 2010)

Exhibit No.	Description

4.9	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of May 18, 2009, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on July 29, 2010)

4.10	First Supplemental Indenture, dated as of July 2, 2010, to Indenture, dated as of April 6, 2010, between Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.3 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on July 29, 2010)

4.11	Second Supplemental Indenture, dated as of March 16, 2011, to Indenture, dated as of May 18, 2009, by and among Linn Energy LLC, Linn Energy Finance Corp., the Guarantors party thereto and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K filed by Linn Energy, LLC on March 22, 2011)

4.12	Second Supplemental Indenture, dated as of March 16, 2011, to the Indenture dated as of June 27, 2008, by and among Linn Energy, LLC, Linn Energy Finance Corp., the Guarantors party thereto and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.2 to Current Report on Form 8-K filed by Linn Energy, LLC on March 22, 2011)

4.13	Registration Rights Agreement, dated as of March 2, 2012, among Linn Energy, LLC, Linn Energy Finance Corp., the Subsidiary Guarantors named therein and the representatives of the Initial Purchasers named therein (incorporated herein by reference to Exhibit 4.2 to Current Report on Form 8-K filed by Linn Energy, LLC on March 2, 2012)

5.1	Opinion of Latham & Watkins LLP as to the validity of common shares of LinnCo, LLC

8.1	Opinion of Latham & Watkins LLP regarding certain federal income tax matters

8.2	Opinion of Wachtell, Lipton, Rosen & Katz regarding certain federal income tax matters

10.1+	Linn Energy, LLC Amended and Restated Long-Term Incentive Plan (incorporated herein by reference to Annex A to the Proxy Statement for 2008 Annual Meeting, filed by Linn Energy, LLC on April 21, 2008)

10.2+	Amendment No. 1 to Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, dated February 4, 2009, (incorporated herein by reference to Exhibit 10.2 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.3+	Amendment No. 2 to Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, dated July 19, 2010, (incorporated herein by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on July 29, 2010)

10.4+	Form of Executive Unit Option Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.3 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.5+	Form of Executive Restricted Unit Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.4 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.6+	Form of Phantom Unit Grant Agreement for Independent Directors pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed by Linn Energy, LLC on August 9, 2006)

Exhibit No.	Description

10.7+	Form of Director Restricted Unit Grant Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.6 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.8+	Form of Non-Executive Phantom Unit Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.8 to Annual Report on Form 10-K for the year ended December 31, 2012, filed by Linn Energy, LLC on February 21, 2013)

10.9+	Form of Executive Phantom Unit Agreement pursuant to the Linn Energy, LLC Amended and Restated Long-Term Incentive Plan, as amended (incorporated herein by reference to Exhibit 10.9 to Annual Report on Form 10-K for the year ended December 31, 2012, filed by Linn Energy, LLC on February 21, 2013)

10.10+	Retirement Agreement, dated as of November 29, 2011, by and among Linn Operating, Inc., Linn Energy, LLC and Michael C. Linn (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed by Linn Energy, LLC on December 1, 2011)

10.11+	Third Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Kolja Rockov (incorporated herein by reference to Exhibit 10.8 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.12+	Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Mark E. Ellis (incorporated herein by reference to Exhibit 10.9 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.13+	Amendment No. 1, dated effective as of January 1, 2010, to Amended and Restated Employment Agreement, dated effective as of December 17, 2008, between Linn Operating, Inc. and Mark E. Ellis (incorporated herein by reference to Exhibit 10.29 to Annual Report on Form 10-K for the year ended December 31, 2009, filed by Linn Energy, LLC on February 25, 2010)

10.14+	Amended and Restated Employment Agreement, dated effective December 17, 2008, between Linn Operating, Inc. and Charlene A. Ripley (incorporated herein by reference to Exhibit 10.10 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.15+	Amended and Restated Employment Agreement, dated effective December 17, 2008, between Linn Operating, Inc. and Arden L. Walker, Jr. (incorporated herein by reference to Exhibit 10.11 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.16+	Amendment No. 1, dated April 26, 2011, to First Amended and Restated Employment Agreement, dated December 17, 2008, between Linn Operating, Inc. and Arden L. Walker, Jr. (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed by Linn Energy, LLC on April 28, 2011)

10.17+	Second Amended and Restated Employment Agreement, dated December 17, 2008, between Linn Operating, Inc. and David B. Rottino (incorporated herein by reference to Exhibit 10.12 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

Exhibit No.	Description

10.18+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and George A. Alcorn (incorporated herein by reference to Exhibit 10.15 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.19+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Joseph P. McCoy (incorporated herein by reference to Exhibit 10.16 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.20+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Terrence S. Jacobs (incorporated herein by reference to Exhibit 10.17 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.21+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Jeffrey C. Swoveland (incorporated herein by reference to Exhibit 10.18 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.22+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Michael C. Linn (incorporated herein by reference to Exhibit 10.19 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.23+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Mark E. Ellis (incorporated herein by reference to Exhibit 10.20 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.24+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Kolja Rockov (incorporated herein by reference to Exhibit 10.21 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.25+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Charlene A. Ripley (incorporated herein by reference to Exhibit 10.22 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.26+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and David B. Rottino (incorporated herein by reference to Exhibit 10.23 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.27+	Indemnity Agreement, dated as of February 4, 2009, between Linn Energy, LLC and Arden L. Walker, Jr. (incorporated herein by reference to Exhibit 10.24 to Annual Report on Form 10-K for the year ended December 31, 2008, filed by Linn Energy, LLC on February 26, 2009)

10.28+	Indemnity Agreement, dated as of July 10, 2012, between Linn Energy, LLC and David D. Dunlap (incorporated herein by reference to Exhibit 10.28 to Annual Report on Form 10-K for the year ended December 31, 2012, filed by Linn Energy, LLC on February 21, 2013)

10.29+	Indemnity Agreement, dated as of February 4, 2013, between Linn Energy, LLC and Linda M. Stephens (incorporated herein by reference to Exhibit 10.29 to Annual Report on Form 10-K for the year ended December 31, 2012, filed by Linn Energy, LLC on February 21, 2013)

10.30	Fifth Amended and Restated Credit Agreement dated as of May 2, 2011, among Linn Energy, LLC as Borrower, BNP Paribas, as Administrative Agent, and the Lenders and agents Party thereto (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on July 28, 2011)

Exhibit No.	Description

10.31	First Amendment to Fifth Amended and Restated Credit Agreement, dated February 29, 2012, among Linn Energy, LLC, BNP Paribas, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 1.2 to Current Report on Form 8-K filed by Linn Energy, LLC on March 2, 2012)

10.32	Second Amendment to Fifth Amended and Restated Credit Agreement, dated May 10, 2012, among Linn Energy, LLC, Wells Fargo Bank, National Association, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed by Linn Energy, LLC on May 15, 2012)

10.33	Third Amendment to Fifth Amended and Restated Credit Agreement, dated July 25, 2012, among Linn Energy, LLC, Wells Fargo Bank, National Association, as administrative agent, and the other agents and lenders party thereto (incorporated herein by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on July 26, 2012)

10.34	Fourth Amendment to the Fifth Amended and Restated Credit Agreement among Linn Energy, LLC, as borrower, Wells Fargo Bank, National Association , as administrative agent, and the lenders and agents party thereto (incorporated herein by reference to Exhibit 10.31 to Amendment No. 5 to Registration Statement on Form S-1/A (File No. 333-182305) filed by LinnCo, LLC and Linn Energy, LLC on October 10, 2012)

10.35	Fifth Amended and Restated Guaranty and Pledge Agreement, dated as of May 2, 2011, made by Linn Energy, LLC and each of the other Obligors in favor of BNP Paribas, as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on July 28, 2011)

10.36	Linn Energy, LLC Change of Control Protection Plan, dated as of April 25, 2009, (incorporated herein by reference to Exhibit 10.3 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on May 7, 2009)

10.37	Salt Creek EOR Participation Agreement, dated April 3, 2012, by and between Howell Petroleum Corporation and Linn Energy Holdings, LLC (incorporated herein by reference to Exhibit 10.2 to Quarterly Report on Form 10-Q filed by Linn Energy, LLC on April 26, 2012)

10.38	Omnibus Agreement, dated October 17, 2012, between LinnCo, LLC and Linn Energy, LLC (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed by Linn Energy, LLC on October 17, 2012)

10.39	Sixth Amended and Restated Credit Agreement dated as of April 24, 2013, among Linn Energy, LLC as Borrower, Wells Fargo Bank, National Association as Administrative Agent, and the Lenders and agents party thereto (incorporated herein by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed by Linn Energy, LLC on April 25, 2013)

23.1	Consent of Latham & Watkins LLP for legality opinion (included in Exhibit 5.1)

23.2	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Berry Petroleum Company

23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm for Linn Energy, LLC

23.4	Consent of KPMG LLP, Independent Registered Public Accounting Firm for LinnCo, LLC

23.5	Consent of Ernst & Young LLP

23.6	Consent of Latham & Watkins LLP for tax opinion (included in Exhibit 8.1)

23.7	Consent of Wachtell, Lipton, Rosen & Katz for tax opinion (included in Exhibit 8.2)

Exhibit No.	Description

23.8	Consent of DeGolyer and MacNaughton, independent petroleum reserve engineer of Linn Energy, LLC

23.9	Consent of DeGolyer and MacNaughton, independent petroleum reserve engineer of Berry Petroleum Company

24.1	Powers of Attorney (included on signature page contained in Part II of the registration statement)

99.1	Consent of Credit Suisse Securities (USA) LLC, financial advisor to Berry Petroleum Company

99.2	Consent of Citigroup Global Markets Inc., financial advisor to the board of directors of LinnCo, LLC

99.3	Consent of Evercore Group L.L.C., financial advisor to the conflicts committee of the board of directors of LinnCo, LLC

99.4	Consent of Greenhill & Co., LLC, financial advisor to the conflicts committee of the board of directors of Linn Energy, LLC

99.5	Form of Proxy Card for Annual Meeting of Shareholders of LinnCo, LLC

99.6	Form of Proxy Card for Annual Meeting of Unitholders of Linn Energy, LLC

99.7	Form of Proxy Card for Special Meeting of Stockholders of Berry Petroleum Company

99.8	2012 Report of DeGolyer and MacNaughton dated June 3, 2013

99.9	Report of DeGolyer and MacNaughton (incorporated by reference to Exhibit 99.1 to the Annual Report on Form 10-K filed by Berry Petroleum Company on February 28, 2013)

101	Interactive data files for LinnCo, LLC and Linn Energy, LLC

+	Management contract or compensatory plan or arrangement required to be filed as an exhibit hereto pursuant to Item 601 of Regulation S-K.

Item 22.  Undertakings.

The undersigned Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”); (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement (notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement); and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrants’ annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the Registrants undertake that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(6) That every prospectus (i) that is filed pursuant to paragraph (5) above, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to this registration statement and will not be used until such amendment has become effective, and that for the purpose of determining liabilities under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(8) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

(9) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, LinnCo, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas, on November 13, 2013.

LINNCO, LLC

By:	*
Name:	Kolja Rockov
Title:	Executive Vice President and Chief
Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on November 13, 2013.

Signature	Title

* Mark E. Ellis	Chairman, President and Chief Executive Officer; Director (Principal Executive Officer)

* Kolja Rockov	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* David B. Rottino	Senior Vice President of Finance and Chief Accounting Officer (Principal Accounting Officer)

* George A. Alcorn	Independent Director

* Terrence S. Jacobs	Independent Director

* Michael C. Linn	Founder and Director

* Joseph P. McCoy	Independent Director

* Linda M. Stephens	Independent Director

*	Candice J. Wells hereby signs this registration statement on behalf of the indicated persons for whom she is attorney-in-fact on November 13, 2013, pursuant to the powers of attorney previously filed as Exhibit 24.1 to the joint proxy statement/prospectus on form S-4 filed with the Securities and Exchange Commission on March 22, 2013.

By:	/s/ Candice J. Wells
Candice J. Wells Attorney-in-fact

Dated:	November 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Linn Energy, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas, on November 13, 2013.

LINN ENERGY, LLC

By:	*
Name:	Kolja Rockov
Title:	Executive Vice President and Chief
Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on November 13, 2013.

Signature	Title

* Mark E. Ellis	Chairman, President and Chief Executive Officer; Director (Principal Executive Officer)

* Kolja Rockov	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* David B. Rottino	Senior Vice President of Finance, Business Development and Chief Accounting Officer (Principal Accounting Officer)

* George A. Alcorn	Independent Director

* David D. Dunlap	Independent Director

* Michael C. Linn	Founder and Director

* Joseph P. McCoy	Independent Director

* Jeffrey C. Swoveland	Independent Director

*	Candice J. Wells hereby signs this registration statement on behalf of the indicated persons for whom she is attorney-in-fact on November 13, 2013, pursuant to the powers of attorney previously filed as Exhibit 24.1 to the joint proxy statement/prospectus on form S-4 filed with the Securities and Exchange Commission on March 22, 2013.

By:	/s/ Candice J. Wells
Candice J. Wells Attorney-in-fact

Dated:	November 13, 2013